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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K/A No. 2

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28,
2001

                  PEOPLES FINANCIAL SERVICES CORP.
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      (Exact name of registrant as specified in its charter)

        Pennsylvania              000-23863       23-2391852
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(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)      Ident. No.)

50 Main Street, Hallstead, PA                        18822
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (570)879-2175

                               N/A
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(Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

     On February 28, 2001, the Board of Directors of the
Registrant approved the engagement of the accounting firm of Beard Miller Company LLP as the Registrant's independent accountants, to replace Prociak & Associates, LLC

     The reports of Prociak & Associates, LLC on the
Registrant's financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two most recent fiscal years and for the subsequent interim period through February 28, 2001, the date of the engagement of Beard Miller Company LLP to replace Prociak & Associates, LLC, there have been no disagreements between the Registrant and its prior independent accountants, Prociak & Associates, LLC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or any "reportable events" as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

     Prior to the engagement of Beard Miller Company LLP, the Registrant had not consulted or engaged Beard Miller Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Registrant has authorized Prociak & Associates, LLC to respond fully to all inquiries of Beard Miller Company LLP.

     Attached hereto as Exhibit 16 is a letter from Prociak &
Associates, LLC addressed to the SEC stating that it agrees with the statements made by the Registrant in response to this item 4.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     16  Letter, dated March 15, 2001, of Prociak & Associates,
LLC re change in certifying accountant.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES FINANCIAL SERVICES CORP.

Dated:  March 15, 2001
                              By  /s/ Debra E. Dissinger
                                  Debra E. Dissinger
                                  Senior Vice President